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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D. C. 20549


                                      FORM T - 1

                       STATEMENT OF ELIGIBILITY UNDER THE TRUST
                        INDENTURE ACT OF 1939 OF A CORPORATION
                             DESIGNATED TO ACT AS TRUSTEE


                   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)  _________

                    FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
                 (Exact name of trustee as specified in its charter)

                                      13-3781471
                                  (I. R. S. Employer
                                 Identification No.)


              100 Wall Street, New York, NY          10005
         (Address of principal executive offices)     (Zip Code)


                              For information, contact:
                            Dennis J. Calabrese, President
                    First Trust of New York, National Association
                             100 Wall Street, 16th Floor
                                 New York, NY  10005
                              Telephone:  (212) 361-2506

                             NORFOLK SOUTHERN CORPORATION
                 (Exact name of obligor as specified in its charter)

           Common Wealth of Virginia             52-1188014
         (State or other jurisdiction of      (I. R. S. Employer
         incorporation or organization)       Identification No.)

              Three Commercial Place
                 Norfolk, Virginia                  23510-2191
       (Address of principal executive offices)     (Zip Code)

                                      SECURITIES

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Item 1.   General Information.

    Furnish the following information as to the trustee --

    (a) Name and address of each examining or supervising authority to which it is subject.

              Name                                       Address

              Comptroller of the Currency          Washington, D. C.

    (b)  Whether it is authorized to exercise corporate trust powers.

         Yes.

Item 2.       Affiliations with the Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.           List of Exhibits.

    Exhibit 1.   Articles of Association of First Trust of New York,
                 National Association,    incorporated herein by reference to
                 Exhibit 1 of Form T-1, Registration     No. 33-83774.

    Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration
                 No. 33-83774.

    Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

    Exhibit 4. By-Laws of First Trust of New York, National Association, Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

    Exhibit 5.   Not applicable.

    Exhibit 6.   Consent of First Trust of New York, National
                 Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

    Exhibit 7.   Report of Condition of First Trust of New York,
                 National Association, as of the close of business on December 31, 1996, published pursuant to law or the requirements of its supervising or examining authority.

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    Exhibit 8.   Not applicable.

    Exhibit 9.   Not applicable.





                                      SIGNATURE


      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 26th day of March, 1997.

                                    FIRST TRUST OF NEW YORK,
                                     NATIONAL ASSOCIATION

                                 By:  /s/Frank J. Gillhaus, Jr.
                                      -------------------------
                                      Frank J. Gillhaus, Jr.
                                      Vice President




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                                                      Exhibit 7


                            First Trust of New York, N. A.
                           Statement of Financial Condition
                                    As of 12/31/96

                                      ($000's)

                                                          12/31/96
                                                         ----------
Assets
    Cash and Due From Depository Institutions             $33,306
    Federal Reserve Stock                                   3,509
    Fixed Assets                                              878
    Intangible Assets                                      80,431
    Other Assets                                            5,755
                                                         ----------
         Total Assets                                    $123,879
                                                         ----------
                                                         ----------
Liabilities
    Other Liabilities                                       7,154
                                                         ----------
    Total Liabilities                                       7,154

Equity
    Common and Preferred Stock                              1,000
    Surplus                                               120,932
    Undivided Profits                                      (5,207)
                                                         ----------
         Total Equity Capital                             116,725

Total Liabilities and Equity Capital                     $123,879
                                                         ----------
                                                         ----------

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.



By:      /s/ Frank J. Gillhaus, Jr.
    --------------------------------
         Vice President

Date:  March 26, 1997